EXHIBIT 99.1

                          RESTRICTED STOCK AGREEMENT


THIS AGREEMENT dated as of March 1, 2005 (the "Date of Grant") between Laboratory Corporation of America Holdings, a Delaware corporation (the "Company") and <First_Name> <MI> <Last_Name> (the "Employee").

                            W I T N E S S E T H
In consideration of mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, bolded terms used herein shall have the meaning set forth in the Laboratory Corporation of America Holdings 2000 Stock Incentive Plan (the "Plan").

2.   Grant of Restricted Shares.

     (a) Subject to the provisions of this Agreement and to the provisions of the Plan, the Company hereby grants to the Employee that number of shares of common stock, par value $0.10 per share ("Common Stock") of the Company, set forth on Annex A attached hereto, subject to the restrictions set forth herein (the "Restricted Shares"). Subject to Section 3, certificates evidencing the Restricted Shares shall be issued by the Company and registered in the name of the Employee on the stock transfer books of the Company. However, certificates issued with respect to Restricted Shares shall be held by the Company in escrow under the terms hereof. Such certificates shall bear the legend set forth in subsection (c) below or such other appropriate legend as the Committee shall determine, which legend shall be removed only if and when the Restricted Shares vest as provided herein, at which time the certificates shall be delivered to the Employee. As a condition to the issuance of Shares hereunder, the Employee shall deliver to the Company the attached stock power duly endorsed in blank. Upon the issuance of Restricted Shares hereunder, the Employee shall be entitled to vote the Restricted Shares, and shall be entitled to receive, free of all restrictions, ordinary cash dividends paid on the Restricted Shares. The Employee's right to receive any extraordinary dividends or other distributions, and any dividends or distributions in any form other than cash, with respect to Restricted Shares prior to their becoming non-forfeitable shall be at the sole discretion of the Committee, but in the event of any such extraordinary event, dividend, or distribution, the Committee shall take such action as is appropriate to preserve the value of, and prevent the unintended enhancement of the value of, the Restricted Shares.

     (b) In order to comply with any applicable securities laws, the Company may require the Employee (i) to furnish evidence satisfactory to the Company (including a written and signed representation letter) to the effect that the Restricted Shares were acquired for investment only and not for resale or distribution and (ii) to agree that the Restricted Shares shall only be sold by the Employee following registration under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

     (c) Unless otherwise determined by the Committee, any certificate issued in respect of the Restricted Shares prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend:

          This certificate and the shares of stock represented hereby are subject to the terms and conditions, including the forfeiture provisions and restrictions against transfer (the "Restrictions"), contained in the Laboratory Corporation of America Holdings
          2000 Stock Incentive Plan and an agreement entered into between the registered owner and the Company. Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect.


3.  Vesting.

     (a) Subject to Sections 4 and 5 hereof, the restrictions on transfer of the Restricted Shares shall lapse and the Restricted Shares shall become vested and non-forfeitable on the third anniversary of the Date of Grant.

     (b) Notwithstanding subsection (a), the Restricted Shares shall become vested and non-forfeitable as follows: One-third (1/3) of the shares will vest on March 1, 2006, an additional one-third (1/3) of such shares will vest on March 1, 2007, and the remaining one-third (1/3) shares will vest on March 1, 2008, in each case subject to the prior expiration or sooner termination of the Restricted Shares.

     Notwithstanding the foregoing calculations, any fractional shares will be disregarded.

4.  Termination of Employment.

Except as provided in Section 5 hereof, Restricted Shares shall not vest unless the Employee is then in the employ of (i) the Company or an Affiliate Corporation, and unless the Employee has remained continuously so employed since the date of grant of the Restricted Shares. In the event that the employment of the Employee shall terminate (other than by reason of death, Disability or Retirement), all unvested Restricted Shares shall be forfeited.

5. Acceleration of Benefits upon Death, Disability or Retirement of Employee or Change in Control.

If (i) the Employee shall die while employed by the Company or an Affiliate Corporation thereof, (ii) the Employee's employment shall terminate by reason of Disability or Retirement, or (iii) there is a Change in Control, all Restricted Shares granted to the Employee pursuant to this Agreement which are unvested shall become immediately vested and non-forfeitable.

6.  Non-transferability of Restricted Shares.

The Restricted Shares are non-transferable and may not be sold, assigned, transferred, disposed of, pledged or otherwise encumbered by the Employee, other than by will or the laws of descent and distribution until such Restricted Shares become non-forfeitable in accordance with the provisions of this Agreement. Any Employee's successor (a "Successor") shall take rights herein granted subject to the terms and conditions hereof. No such transfer of the Restricted Shares to any Successor shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by such Successor of the terms and conditions hereof.

7.  No Right to Continued Employment.

Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in the employ of the Company or any of its affiliate corporations or interfere in any way with the right of the Company or any such affiliate corporation to terminate such employment at any time.

8.  Taxes and Withholding.

The Employee shall pay to the Company promptly upon request, and in any event at the time the Employee recognizes taxable income in respect of the Restricted Shares, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made in the form of cash, shares of Common Stock already owned or otherwise issuable upon the lapse of restrictions, or in a combination of such methods, as irrevocably elected by the Employee prior to the applicable tax due date with respect to such Restricted Shares. The Employee shall promptly notify the Company of any election made pursuant of
Section 83(b) of the Code.

9.  Effect of Certain Changes.

     (a) If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to shareholders, including a rights offering, other than cash in dividends, or any like change, the number of Restricted Shares covered by this Agreement shall be proportionately adjusted by the Committee to reflect any such change or distribution provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (b) In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Agreement and the Plan.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

10.  Other Restrictions.

The vesting of each Restricted Share shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or
(ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Employee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, such vesting or the delivery or purchase of shares pursuant thereto, then in any such event, such vesting shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.  Notices.

Any notices to be given under the terms of this Agreement shall be in writing and addressed to the Company at 430 South Spring Street, Burlington, North Carolina 27215, Attention: Corporate Secretary and to the Employee at the address set forth on Annex A, or at such other address as either party may hereafter designate in writing to the other.

12.  Effect of Agreement.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.


13.  Laws Applicable to Construction.

This Agreement has been granted, executed and delivered in the State of New York, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, as applied to contracts executed in and performed wholly within the State of New York.

14.  Conflicts and Interpretation.

If there is any conflict between this Agreement and the Plan, or if there is any ambiguity in this Agreement, any term which is not defined in this Agreement, or any matter as to which this Agreement is silent, in any such case the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

15.  Headings.

The headings of Sections herein are included solely for convenience or reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

16.  Amendment.

This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

17.  Gross Up for Excise Tax.

In the event that the Employee becomes entitled by reason of a Change in Control to the accelerated vesting of the Restricted Shares, if the Employee will be subject to the excise tax (the "Excise Tax") under Section 4999 of the Code, the Company shall pay to the Employee as additional compensation an amount (the "Gross-Up Payment") as calculated under the Plan, and subject to adjustment under procedures described in the Plan.


       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his/her hand, effective as of the day and year first above written.

                                 LABORATORY CORPORATION OF AMERICA HOLDINGS

                                 By: ______________________________________
                                     Thomas P. Mac Mahon, Chairman and CEO



                                 EMPLOYEE

                                 By: ______________________________________
                                     <First_Name> <MI> <Last_Name>

                       Annex A to Restricted Stock Agreement



Employee Name and Address:
<First_Name> <MI> <Last_Name>
<Address>
<City>, <State> <Zip>


Employee Social Security Number:
<SSN>

Number and Type of Award:
<Restricted_Shares> restricted shares


Vesting:
1/3 on March 1, 2006
1/3 on March 1, 2007
1/3 on March 1, 2008






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